UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-06490

BNY Mellon Investment Funds V, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	12/31
Date of reporting period:	12/31/2020

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

BNY Mellon Large Cap Equity Fund

FORM N-CSR

Item 1.             Reports to Stockholders.

BNY Mellon Large Cap Equity Fund

ANNUAL REPORT December 31, 2020

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from January 1, 2020 through December 31, 2020, as provided by Don Sauber and Thomas Lee, Primary Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended December 31, 2020, BNY Mellon Large Cap Equity Fund’s Class A shares achieved a total return of 23.38%, Class C shares returned 22.41%, Class I shares returned 23.83%, and Class Y shares returned 23.83%.1 In comparison, the S&P 500® Index (the “Index”), the fund’s benchmark, provided a total return of 18.40% for the same period.2

Large-cap stocks posted gains over the reporting period, bolstered by supportive central bank policies during the COVID-19 pandemic. The fund outperformed the Index due to security selection in the information technology, industrials and real estate sectors.

The Fund’s Investment Approach

The fund seeks to provide long-term capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of large-capitalization companies. The fund considers large-cap companies to be those companies with market capitalizations of $5 billion or more at the time of purchase. The fund may invest up to 20% of its assets in equity securities of companies with market capitalizations of less than $5 billion at the time of purchase (however, such companies generally will have market capitalizations of at least $100 million at the time of purchase). The fund invests primarily in equity securities of U.S. issuers, but may invest without limitation in equity securities of foreign issuers, including those in emerging-market countries.

The fund invests primarily in large, established companies that the portfolio managers believe have proven track records and the potential for superior relative earnings growth. The investment process begins with a top-down assessment of broad economic, political and social trends, and their implications for different market and industry sectors. Next, using a bottom-up approach, fundamental research is used to identify companies that the portfolio managers believe offer one or more of the following characteristics: earnings power unrecognized by the market; sustainable revenue and cash flow growth; positive operational and/or financial catalysts; attractive relative value versus history and peers; and strong or improving financial condition.

Central Bank Policy and COVID-19 Influence Markets

After an optimistic end to 2019, markets gave way to extreme risk aversion in early 2020, as the global scope of the COVID-19 pandemic became apparent. Equity valuations in the U.S. remained robust throughout January and February 2020, while markets in areas that experienced the virus earlier, such as China, began to experience volatility closer to the start of the calendar year. Financial markets also had to contend with a second major shock in the form of an oil-price war between Saudi Arabia and Russia, which caused oil prices to fall precipitously in March 2020. Worldwide, governments and central banks launched an unprecedented array of fiscal initiatives that sought to offset the economic impact of widespread lockdown measures and bolster asset prices. The intervention provided comfort to investors, and indices began to rally towards the end of March 2020. Supported by the intervention, equities generally went on to stage a recovery that lasted through August 2020. However, the recovery was company and sector specific, as several industries that remained affected by COVID-19 prevention procedures did not fully participate.

In September, volatility crept back into equity markets, as increasing COVID-19 infection rates began to concern investors. By October, several countries had begun to reinstitute some degree of behavioral restriction among residents in order to stem the spread of the virus. In addition, mounting political rhetoric in the U.S. due to the election, renewed trade difficulties between the U.S. and China, and other geopolitical events stoked investor anxiety. However, resolution in the U.S. presidential election and promising progress towards a COVID-19 vaccine during the month of November 2020 helped stocks resurrect their upward momentum. December 2020 brought vaccine approvals and passage of another U.S. fiscal stimulus package, both of which helped to support the rally which lasted through the end of the year.

According to the S&P family of indexes, large-cap stocks generally outperformed their mid- and small-cap counterparts during the period.

Security Selections Bolster Fund Performance

Selections in the information technology, industrials and real estate sectors benefited results. In the information technology sector, positions in financial technology companies Square and PayPal Holdings bolstered relative returns. The stocks of these payment processing companies rose during the period due to increased demand for their respective products, largely stemming from people shopping online during the pandemic. In addition, holding chip makers NVIDIA and Advanced Micro Devices provided a tailwind to results. Demand for the companies’ products surged, as the pandemic drove e-commerce and work-from-home trends. As the economy reopened, demand for chips also increased. Elsewhere in the sector, a position in online advertising and streaming-services provider The Trade Desk saw a boost in stock price, as advertisers took their campaigns online to reach consumers who were staying at home and online. Within industrials, a lack of exposure to Boeing, which has suffered due to issues with its 737 MAX aircraft, governance concerns and reduced demand for its planes due to the pandemic, provided a tailwind. Positioning within the machinery industry also contributed to results. In the real estate sector, a lack of exposure to underperforming stocks that operate in the leisure, lodging, retail shopping or commercial office spaces was accretive. Additionally, data center management provider Equinix also benefited results. Equinix benefited from increased demand for its services amid the pandemic, as did cellular tower company American Tower. Elsewhere in the market, an underweight to AT&T was also positive.

Conversely, the fund’s performance versus the Index was constrained during the period primarily by selections within the health care sector. Within health care, a position in diagnostic testing provider Exact Sciences weighed on results. The company produces colorectal cancer screening tests. Visits to doctors’ offices decreased during the period due to COVID-19, reducing demand for these tests. We have since closed the position. BioMarin Pharmaceutical also weighed on results. The company reported disappointing earnings during the period. We have since exited the stock. Medical device company Boston Scientific also provided a headwind. Medical device companies were hurt during the period due to a reduced number of elective procedures during the year due to the pandemic. Product sales fell. Elsewhere in the markets, leisure company MGM Resorts International also detracted from relative results. Lockdown restrictions and reduced travel stemming from COVID-19 cut down on visits to hotels and casinos. We exited the position early in the year.

Expecting Uneven Growth

We expect a continuation of the recovery that began during the second quarter of 2020. Economic indicators may continue to improve, as vaccinations pick up and the population of developed countries reaches herd immunity. Although, this could be delayed if vaccination numbers stay low. Regardless, it is our opinion that the recovery will likely proceed at an uneven and gradually slowing pace.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

As a result of this outlook, our strategy remains focused on secular growth investments. We seek companies that can drive stable growth irrespective of broader market conditions. We think long-term growth drivers include new product offerings and expansion into new markets. Currently, we see opportunities of this nature across areas of the information technology, industrials, materials and financials sectors. Within industrials and materials, we are looking for companies that may benefit from consolidations. We are underweight defensive areas of the market, such as utilities and real estate. We expect interest rates to increase during 2021, which could potentially serve as a headwind for valuation multiples. We are also concerned over how the pandemic will affect long-term demand for office and retail space. As of the end of the period, we are also underweight energy and health care.

January 15, 2021

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on the redemption of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through May 1, 2021, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower.

2 Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund's exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid, and difficult to value and there is the risk that changes in the value of the derivative held by the portfolio will not correlate with the underlying instruments or the portfolio’s other investments.

The fund’s performance may be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. These risks are enhanced in emerging-market countries.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares and Class I shares of BNY Mellon Large Cap Equity Fund with a hypothetical investment of $10,000 in the S&P 500® Index (the “Index”)

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in each of the Class A shares, Class C shares and Class I shares of BNY Mellon Large Cap Equity Fund on 12/31/10 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index is widely regarded as the best single gauge of large-cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon Large Cap Equity Fund with a hypothetical investment of $1,000,000 in the S&P 500® Index (the “Index”)

† Source: Lipper Inc.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 10/1/15 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above graph compares a hypothetical $1,000,000 investment made in Class Y shares of BNY Mellon Large Cap Equity Fund on 12/31/10 to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses of the fund’s Class Y shares. The Index is widely regarded as the best single gauge of large-cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 12/31/2020
	Inception Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	8/10/92	16.27%	14.37%	12.46%
without sales charge	8/10/92	23.38%	15.74%	13.13%
Class C shares
with applicable redemption charge †	9/13/08	21.41%	14.82%	12.26%
without redemption	9/13/08	22.41%	14.82%	12.26%
Class I shares	8/10/92	23.83%	16.08%	13.51%
Class Y shares	10/01/15	23.83%	16.12%	13.53%††
S&P 500® Index		18.40%	15.21%	13.87%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 10/1/15 (the inception date for Class Y shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Large Cap Equity Fund from July 1, 2020 to December 31, 2020. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended December 31, 2020

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$6.05	$10.72	$4.42	$4.25
Ending value (after expenses)	$1,250.30	$1,245.40	$1,252.00	$1,252.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended December 31, 2020

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$5.43	$9.63	$3.96	$3.81
Ending value (after expenses)	$1,019.76	$1,015.58	$1,021.22	$1,021.37

†Expenses are equal to the fund’s annualized expense ratio of 1.07% for Class A, 1.90% for Class C, .78% for Class I and .75% for Class Y, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

December 31, 2020

Description	Shares		Value ($)
Common Stocks - 99.3%
Banks - 4.2%
Bank of America	304,614		9,232,850
JPMorgan Chase & Co.	130,544		16,588,226
Truist Financial	200,246		9,597,791
			35,418,867
Capital Goods - 8.2%
Deere & Co.	48,826		13,136,635
Eaton	91,515		10,994,612
Honeywell International	60,377		12,842,188
Illinois Tool Works	53,567		10,921,240
Otis Worldwide	79,637		5,379,479
Raytheon Technologies	40,049		2,863,904
Trane Technologies	93,366		13,553,009
			69,691,067
Consumer Durables & Apparel - 1.5%
NIKE, Cl. B	90,502		12,803,318
Consumer Services - 1.7%
Las Vegas Sands	143,617		8,559,573
Yum! Brands	55,858		6,063,944
			14,623,517
Diversified Financials - 5.1%
CME Group	49,908		9,085,752
S&P Global	26,077		8,572,292
Synchrony Financial	319,850		11,101,993
The Charles Schwab	107,557		5,704,823
Voya Financial	149,806		8,810,091
			43,274,951
Energy - 1.8%
Chevron	100,233		8,464,677
Pioneer Natural Resources	31,591		3,597,899
Valero Energy	51,515		2,914,204
			14,976,780
Food & Staples Retailing - .7%
Costco Wholesale	16,079		6,058,246
Food, Beverage & Tobacco - 3.6%
Mondelez International, Cl. A	161,785		9,459,569
Philip Morris International	109,980		9,105,244
The Coca-Cola Company	222,826		12,219,778
			30,784,591
Health Care Equipment & Services - 6.4%
Abbott Laboratories	79,404		8,693,944
Boston Scientific	259,589	[a]	9,332,225

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.3% (continued)
Health Care Equipment & Services - 6.4% (continued)
Centene	89,127	[a]	5,350,294
CVS Health	66,621		4,550,214
Medtronic	92,371		10,820,339
UnitedHealth Group	45,934		16,108,135
			54,855,151
Household & Personal Products - 1.4%
The Procter & Gamble Company	86,373		12,017,939
Insurance - 1.3%
American International Group	300,902		11,392,150
Materials - 2.8%
Air Products & Chemicals	26,301		7,185,959
Celanese	88,621		11,515,413
FMC	40,703		4,677,996
			23,379,368
Media & Entertainment - 9.6%
Alphabet, Cl. A	14,430	[a]	25,290,595
Charter Communications, Cl. A	15,837	[a]	10,476,967
Comcast, Cl. A	137,372		7,198,293
Facebook, Cl. A	88,827	[a]	24,263,983
Netflix	10,888	[a]	5,887,468
The Walt Disney Company	47,786	[a]	8,657,867
			81,775,173
Pharmaceuticals Biotechnology & Life Sciences - 5.9%
AbbVie	123,044		13,184,165
Bristol-Myers Squibb	124,265		7,708,158
Eli Lilly & Co.	39,225		6,622,749
Horizon Therapeutics	66,090	[a]	4,834,484
Pfizer	249,193		9,172,794
Thermo Fisher Scientific	19,137		8,913,632
			50,435,982
Real Estate - 1.7%
American Tower	24,673	[b]	5,538,102
Equinix	12,569	[b]	8,976,528
			14,514,630
Retailing - 7.4%
Amazon.com	12,491	[a]	40,682,313
Dollar General	19,629		4,127,979
O'Reilly Automotive	17,788	[a]	8,050,315
The Home Depot	36,955		9,815,987
			62,676,594
Semiconductors & Semiconductor Equipment - 8.4%
Advanced Micro Devices	111,574	[a]	10,232,452
KLA	22,425		5,806,057

Description	Shares		Value ($)
Common Stocks - 99.3% (continued)
Semiconductors & Semiconductor Equipment - 8.4% (continued)
Micron Technology	241,574	[a]	18,161,533
NVIDIA	35,510		18,543,322
Skyworks Solutions	32,679		4,995,966
Texas Instruments	84,568		13,880,146
			71,619,476
Software & Services - 15.9%
Adobe	17,592	[a]	8,798,111
Atlassian, Cl. A	21,330	[a]	4,988,447
Crowdstrike Holdings, CI. A	28,757	[a]	6,091,308
Intuit	14,664		5,570,120
Microsoft	215,086		47,839,428
PayPal Holdings	68,356	[a]	16,008,975
salesforce.com	19,127	[a]	4,256,331
Square, Cl. A	56,187	[a]	12,228,539
The Trade Desk, Cl. A	8,949	[a]	7,168,149
Visa, Cl. A	100,810	[c]	22,050,171
			134,999,579
Technology Hardware & Equipment - 7.7%
Apple	449,130		59,595,060
Lumentum Holdings	66,609	[a]	6,314,533
			65,909,593
Telecommunication Services - .6%
T-Mobile US	35,527	[a]	4,790,816
Transportation - 1.4%
CSX	126,356		11,466,807
Utilities - 2.0%
Exelon	107,471		4,537,426
NextEra Energy	106,680		8,230,362
Sempra Energy	35,323		4,500,503
			17,268,291
Total Common Stocks (cost $456,105,659)			844,732,886

STATEMENT OF INVESTMENTS (continued)

Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - .1%
Registered Investment Companies - .1%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $1,051,796)	0.09	1,051,796	[d]	1,051,796
Total Investments (cost $457,157,455)		99.4%		845,784,682
Cash and Receivables (Net)		.6%		4,998,362
Net Assets		100.0%		850,783,044

aNon-income producing security.

bInvestment in real estate investment trust within the United States.

cSecurity, or portion thereof, on loan. At December 31, 2020, the value of the fund’s securities on loan was $15,926,606 and the value of the collateral was $16,218,674, consisting of U.S. Government & Agency securities.

dInvestment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	32.0
Health Care	12.4
Consumer Discretionary	10.6
Financials	10.6
Communication Services	10.2
Industrials	9.5
Consumer Staples	5.7
Materials	2.8
Utilities	2.0
Energy	1.8
Real Estate	1.7
Investment Companies	.1
99.4

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 12/31/19 ($)	Purchases ($)†	Sales ($)	Value 12/31/20 ($)	Net Assets (%)	Dividends/ Distributions ($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	912,538	75,842,253	(75,702,995)	1,051,796.1		7,836
Investment of Cash Collateral for Securities Loaned;
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	-	2,775,000	(2,775,00)	-	-	19,702††
Total	912,538	78,617,253	(78,477,995)	1,051,796.1		27,538

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $15,926,606)—Note 1(b):
Unaffiliated issuers	456,105,659	844,732,886
Affiliated issuers	1,051,796	1,051,796
Receivable for shares of Common Stock subscribed		5,681,509
Dividends and securities lending income receivable		665,982
Prepaid expenses		36,630
		852,168,803
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		523,075
Payable for shares of Common Stock redeemed		788,010
Directors’ fees and expenses payable		4,441
Other accrued expenses		70,233
		1,385,759
Net Assets ($)		850,783,044
Composition of Net Assets ($):
Paid-in capital		460,273,962
Total distributable earnings (loss)		390,509,082
Net Assets ($)		850,783,044

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	23,680,027	1,435,031	88,880,594	736,787,392
Shares Outstanding	974,025	58,833	3,411,404	28,326,269
Net Asset Value Per Share ($)	24.31	24.39	26.05	26.01

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended December 31, 2020

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	11,101,072
Affiliated issuers	7,709
Income from securities lending—Note 1(b)	19,702
Interest	2,442
Total Income	11,130,925
Expenses:
Management fee—Note 3(a)	4,826,469
Professional fees	110,883
Shareholder servicing costs—Note 3(c)	70,825
Registration fees	67,814
Directors’ fees and expenses—Note 3(d)	57,992
Loan commitment fees—Note 2	27,803
Custodian fees—Note 3(c)	26,546
Prospectus and shareholders’ reports	15,829
Chief Compliance Officer fees—Note 3(c)	13,982
Distribution fees—Note 3(b)	5,857
Interest expense—Note 2	958
Miscellaneous	20,270
Total Expenses	5,245,228
Less—reduction in expenses due to undertaking—Note 3(a)	(456)
Net Expenses	5,244,772
Investment Income—Net	5,886,153
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	15,175,679
Capital gain distributions from affiliated issuers	127
Net Realized Gain (Loss)	15,175,806
Net change in unrealized appreciation (depreciation) on investments	142,088,456
Net Realized and Unrealized Gain (Loss) on Investments	157,264,262
Net Increase in Net Assets Resulting from Operations	163,150,415

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2020	2019
Operations ($):
Investment income—net	5,886,153	6,165,730
Net realized gain (loss) on investments	15,175,806	27,942,663
Net change in unrealized appreciation (depreciation) on investments	142,088,456	127,577,630
Net Increase (Decrease) in Net Assets Resulting from Operations	163,150,415	161,686,023
Distributions ($):
Distributions to shareholders:
Class A	(561,393)	(221,612)
Class C	(26,844)	(9,776)
Class I	(2,647,239)	(2,680,183)
Class Y	(25,953,889)	(28,585,898)
Total Distributions	(29,189,365)	(31,497,469)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	1,623,273	719,419
Class C	65,626	34,653
Class I	21,944,611	14,811,290
Class Y	126,085,067	71,720,802
Net assets received in connection with reorganization—Note 1	67,370,714	-
Distributions reinvested:
Class A	500,686	189,896
Class C	24,598	5,820
Class I	2,373,268	2,284,755
Class Y	10,682,615	11,789,144
Cost of shares redeemed:
Class A	(3,846,226)	(911,763)
Class C	(659,224)	(50,952)
Class I	(32,169,141)	(19,344,617)
Class Y	(127,721,193)	(111,019,697)
Increase (Decrease) in Net Assets from Capital Stock Transactions	66,274,674	(29,771,250)
Total Increase (Decrease) in Net Assets	200,235,724	100,417,304
Net Assets ($):
Beginning of Period	650,547,320	550,130,016
End of Period	850,783,044	650,547,320

	Year Ended December 31,
	2020	2019
Capital Share Transactions (Shares):
Class Aa
Shares sold	77,718	38,190
Shares issued in connection with reorganization—Note 1	820,531	-
Shares issued for distributions reinvested	22,282	9,586
Shares redeemed	(178,080)	(47,491)
Net Increase (Decrease) in Shares Outstanding	742,451	285
Class Ca
Shares sold	3,107	1,790
Shares issued in connection with reorganization—Note 1	72,578	-
Shares issued for distributions reinvested	1,072	294
Shares redeemed	(29,911)	(2,709)
Net Increase (Decrease) in Shares Outstanding	46,846	(625)
Class Ib
Shares sold	959,531	713,263
Shares issued in connection with reorganization—Note 1	1,201,907	-
Shares issued for distributions reinvested	106,025	108,221
Shares redeemed	(1,477,554)	(955,610)
Net Increase (Decrease) in Shares Outstanding	789,909	(134,126)
Class Yb
Shares sold	6,010,702	3,607,565
Shares issued in connection with reorganization—Note 1	929,915	-
Shares issued for distributions reinvested	507,868	562,367
Shares redeemed	(5,920,598)	(5,352,995)
Net Increase (Decrease) in Shares Outstanding	1,527,887	(1,183,063)

[a]During the period ended December 31, 2020, 52 Class C shares representing $833 were automatically converted to 52 Class A shares.

[b]During the period ended December 31, 2020, 920,180 Class Y shares representing $21,007,547 were exchanged for 918,847 Class I shares and during the period ended December 31, 2019, 610,611 Class Y shares representing $12,713,251 were exchanged for 610,042 Class I shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

	Year Ended December 31,
Class A Shares	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	20.60	16.72	20.43	17.06	15.67
Investment Operations:
Investment income—net[a]	.10	.12	.08	.10	.11
Net realized and unrealized gain (loss) on investments	4.51	4.73	(1.20)	4.07	1.61
Total from Investment Operations	4.61	4.85	(1.12)	4.17	1.72
Distributions:
Dividends from investment income—net	(.14)	(.14)	(.08)	(.10)	(.12)
Dividends from net realized gain on investments	(.76)	(.83)	(2.51)	(.70)	(.21)
Total Distributions	(.90)	(.97)	(2.59)	(.80)	(.33)
Net asset value, end of period	24.31	20.60	16.72	20.43	17.06
Total Return (%)[b]	23.38	29.30	(5.78)	24.55	10.93
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.07	1.09	1.08	1.10	1.11
Ratio of net expenses to average net assets	1.07	1.09	1.08	1.09	1.10
Ratio of net investment income to average net assets	.50	.64	.39	.52	.72
Portfolio Turnover Rate	30.72	50.52	56.74	39.19	46.42
Net Assets, end of period ($ x 1,000)	23,680	4,769	3,866	4,220	3,204

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

	Year Ended December 31,
Class C Shares	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	20.73	16.85	20.66	17.28	15.89
Investment Operations:
Investment (loss)—net[a]	(.07)	(.03)	(.09)	(.04)	(.01)
Net realized and unrealized gain (loss) on investments	4.51	4.74	(1.21)	4.12	1.61
Total from Investment Operations	4.44	4.71	(1.30)	4.08	1.60
Distributions:
Dividends from investment income—net	(.02)	-	-	-	-
Dividends from net realized gain on investments	(.76)	(.83)	(2.51)	(.70)	(.21)
Total Distributions	(.78)	(.83)	(2.51)	(.70)	(.21)
Net asset value, end of period	24.39	20.73	16.85	20.66	17.28
Total Return (%)[b]	22.41	28.30	(6.65)	23.71	10.03
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.96	2.11	2.05	1.98	1.95
Ratio of net expenses to average net assets	1.90	1.90	1.90	1.84	1.86
Ratio of net investment (loss) to average net assets	(.34)	(.18)	(.42)	(.23)	(.05)
Portfolio Turnover Rate	30.72	50.52	56.74	39.19	46.42
Net Assets, end of period ($ x 1,000)	1,435	248	212	227	449

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class I Shares	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	21.96	17.78	21.57	17.96	16.48
Investment Operations:
Investment income—net[a]	.18	.19	.16	.16	.18
Net realized and unrealized gain (loss) on investments	4.84	5.03	(1.29)	4.30	1.68
Total from Investment Operations	5.02	5.22	(1.13)	4.46	1.86
Distributions:
Dividends from investment income—net	(.17)	(.21)	(.15)	(.15)	(.17)
Dividends from net realized gain on investments	(.76)	(.83)	(2.51)	(.70)	(.21)
Total Distributions	(.93)	(1.04)	(2.66)	(.85)	(.38)
Net asset value, end of period	26.05	21.96	17.78	21.57	17.96
Total Return (%)	23.83	29.66	(5.54)	24.95	11.23
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.78	.78	.78	.79	.76
Ratio of net expenses to average net assets	.78	.78	.78	.79	.76
Ratio of net investment income to average net assets	.83	.95	.71	.82	1.17
Portfolio Turnover Rate	30.72	50.52	56.74	39.19	46.42
Net Assets, end of period ($ x 1,000)	88,881	57,581	48,988	49,475	38,922

a Based on average shares outstanding.

See notes to financial statements.

	Year Ended December 31,
Class Y Shares	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	21.94	17.76	21.56	17.95	16.48
Investment Operations:
Investment income—net[a]	.19	.20	.16	.17	.17
Net realized and unrealized gain (loss) on investments	4.82	5.03	(1.29)	4.31	1.69
Total from Investment Operations	5.01	5.23	(1.13)	4.48	1.86
Distributions:
Dividends from investment income—net	(.18)	(.22)	(.16)	(.17)	(.18)
Dividends from net realized gain on investments	(.76)	(.83)	(2.51)	(.70)	(.21)
Total Distributions	(.94)	(1.05)	(2.67)	(.87)	(.39)
Net asset value, end of period	26.01	21.94	17.76	21.56	17.95
Total Return (%)	23.83	29.78	(5.55)	25.04	11.25
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.75	.75	.74	.76	.76
Ratio of net expenses to average net assets	.75	.75	.74	.76	.76
Ratio of net investment income to average net assets	.86	.98	.73	.85	1.02
Portfolio Turnover Rate	30.72	50.52	56.74	39.19	46.42
Net Assets, end of period ($ x 1,000)	736,787	587,949	497,063	551,954	446,567

a Based on average shares outstanding.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Large Cap Equity Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds V, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund’s investment objective is to seek to provide long-term capital appreciation. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

As of the close of business on July 31, 2020, pursuant to an Agreement and Plan of Reorganization previously approved by the Company’s Board of Directors (the “Board”), all of the assets, subject to the liabilities, of BNY Mellon Large Cap Growth Fund were transferred to the fund in a tax free exchange at cost basis for Common Stock of equal value. The purpose of the transaction was to combine two funds with comparable investment objectives and strategies. Shareholders of BNY Mellon Large Cap Growth Fund’s Class A, Class C, Class I and Class Y shares received Class A, Class C, Class I and Class Y shares of the fund, respectively, in an amount equal to the aggregate net asset value of their investment in BNY Mellon Large Cap Growth Fund’s Class A, Class C, Class I and Class Y shares at the time of the exchange. The net asset value of the fund’s shares on the close of business on July 31, 2020, after the reorganization was $21.23 for Class A, $21.27 for Class C, $22.72 for Class I and $22.69 for Class Y, and a total of 820,531 Class A, 72,578 Class C, 1,201,907 Class I and 929,915 Class Y shares were issued to shareholders of BNY Mellon Large Cap Growth Fund’s Class A, Class C and Class I shares, respectively in the exchange.

The net unrealized appreciation (depreciation) on investments and net assets as of the merger date for BNY Mellon Large Cap Growth Fund and the fund were as follows:

	Unrealized Appreciation (Depreciation) ($)	Net Assets ($)
BNY Mellon Large Cap Growth Fund	24,962,792	67,387,605
BNY Mellon Large Cap Equity Fund	251,471,142	687,662,865

Assuming the merger had been completed on January 1, 2020, the fund’s pro forma results in the Statement of Operations during the period ended December 31, 2020 would be as follows:

Net investment income	$5,918,180[1]
Net realized and unrealized gain (loss) on investments	$196,461,162[2]
Net increase (decrease) in net assets resulting from operations	$202,379,342

1 $5,886,153 as reported in the Statement of Operations, plus $32,027 BNY Mellon Large Cap Growth Fund, pre-merger.

2 $157,264,262 as reported in the Statement of Operations plus $39,196,900 BNY Mellon Large Cap Growth Fund, pre-merger.

Because the combined funds have been managed as a single integrated fund since the merger was completed, it is not practicable to separate the amounts of revenue and expenses of BNY Mellon Large Cap Growth Fund that have been included in the fund’s Statement of Operations since July 31, 2020.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 450 million shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (100 million shares authorized), Class C (50 million shares authorized), Class I (100 million shares authorized) and Class Y (200 million shares authorized). Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative

NOTES TO FINANCIAL STATEMENTS (continued)

U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the inputs used as of December 31, 2020 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments In Securities:†
Equity Securities - Common Stocks	844,732,886	-	-	844,732,886
Investment Companies	1,051,796	-	-	1,051,796

† See Statement of Investments for additional detailed categorizations, if any.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended December 31, 2020, The Bank of New York Mellon earned $3,690 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(d) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.  Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(e) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2020, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income

NOTES TO FINANCIAL STATEMENTS (continued)

tax expense in the Statement of Operations. During the period ended December 31, 2020, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2020 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2020, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $2,011,416, undistributed capital gains $4,052,361 and unrealized appreciation $384,445,305.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2020 and December 31, 2019 were as follows: ordinary income $5,866,010 and $6,542,193, and long-term capital gains $23,323,355 and $24,955,276, respectively.

During the period ended December 31, 2020, as a result of permanent book to tax differences, primarily due to the tax treatment for wash sales from a fund merger, the fund decreased total distributable earnings (loss) by $126,033 and increased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2―Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to September 30, 2020, the Citibank Credit Facility was $927 million with Tranche A available in an amount equal to $747 million and Tranche B available in an amount equal to $180 million. Prior to March 11, 2020, the Citibank Credit Facility was $1.030 billion with Tranche A available in an amount equal to $830 million and Tranche B available in an amount equal to $200 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended December 31, 2020 was approximately $54,098 with a related weighted average annualized interest rate of 1.77%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .70% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from January 1, 2020 through May 1, 2021, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .90% of the value of the fund’s average daily net assets. On or after May 1, 2021 the Adviser may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $456 during the period ended December 31, 2020.

During the period ended December 31, 2020, the Distributor retained $348 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended December 31, 2020, Class C shares were charged $5,857 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended December 31, 2020, Class A and Class C shares were charged $30,417 and $1,952, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting

NOTES TO FINANCIAL STATEMENTS (continued)

purposes, the fund includes net earnings credits, if any, as shareholder servicing costs in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended December 31, 2020, the fund was charged $18,462 for transfer agency services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended December 31, 2020, the fund was charged $26,546 pursuant to the custody agreement.

During the period ended December 31, 2020, the fund was charged $13,982 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $498,533, Distribution Plan fees of $902, Shareholder Services Plan fees of $5,273, custodian fees of $9,256, Chief Compliance Officer fees of $2,903 and transfer agency fees of $6,170, which are offset against an expense reimbursement currently in effect in the amount of $38.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4―Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2020, amounted to $210,079,990 and $241,064,903, respectively.

At December 31, 2020, the cost of investments for federal income tax purposes was $461,339,377; accordingly, accumulated net unrealized appreciation on investments was $384,445,305, consisting of $392,707,049 gross unrealized appreciation and $8,261,744 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon Large Cap Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Large Cap Equity Fund (the “Fund”) (one of the funds constituting BNY Mellon Investment Funds V, Inc.), including the statements of investments and investments in affiliated issuers, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting BNY Mellon Investment Funds V, Inc.) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
February 25, 2021

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports 100% of the ordinary dividends paid during the fiscal year ended December 31, 2020 as qualifying for the corporate dividends received deduction. For the fiscal year ended December 31, 2020, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $5,866,010 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2020 of the percentage applicable to the preparation of their 2020 income tax returns. Also, the fund hereby reports $.4055 per share as a long-term capital gain distribution paid on March 26, 2020 and the fund also reports $.3541 per share as a long-term capital gain distribution paid on December 17, 2020.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (77)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 109

———————

Peggy C. Davis (77)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-Present)

No. of Portfolios for which Board Member Serves: 39

———————

Gina D. France (62)

Board Member (2019)

Principal Occupation During Past 5 Years:

• Founder, President and Chief Executive Officer, France Strategic Partners, a strategy and advisory firm serving corporate clients across the United States (2003-Present)

• Corporate Director and Baldwin Wallace University, Trustee (2013-Present)

• Dance Cleveland, non-profit, Trustee (2001-Present)

Other Public Company Board Memberships During Past 5 Years:

• Huntington Bancshares, a bank holding company headquartered in Columbus, Ohio, Director (2016-Present)

• Cedar Fair, L.P., a publicly-traded partnership that owns and operates amusement parks and hotels in the U.S. and Canada, Director (2011-Present)

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2015-Present)

• FirstMerit Corporation, a diversified financial services company, Director (2004-2016)

No. of Portfolios for which Board Member Serves: 25

———————

Joan Gulley (73)

Board Member (2017)

Principal Occupation During Past 5 Years:

• Director, Nantucket Library (2015-Present)

• Governor, Orchard Island Club (2016-Present)

No. of Portfolios for which Board Member Serves: 43

———————

Robin A. Melvin (57)

Board Member (2011)

Principal Occupation During Past 5 Years:

• Co-chairman, Mentor Illinois, a non-profit organization dedicated to increasing the quality of mentoring services in Illinois (2014 – 2020); Board member, Mentor Illinois (2013-2020)

• Trustee, Westover School, a private girls’ boarding school in Middlebury, Connecticut (2019-Present)

No. of Portfolios for which Board Member Serves: 87

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

David P. Feldman, Emeritus Board Member
Ehud Houminer, Emeritus Board Member
Lynn Martin, Emeritus Board Member
Dr. Martin Peretz, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; Head of US Retail Product and Channel Marketing, BNY Mellon Investment Management from January 2014 to December 2015. He is an officer of 62 investment companies (comprised of 117 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 42 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Director-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 62 years old and has been an employee of the Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; Director and Associate General Counsel of Deutsche Bank–Asset & Wealth Management Division from June 2005 to June 2015, and as Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 49 years old and has been an employee of the Adviser since June 2015.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016. She is an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 30 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 45 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 35 years old and has been an employee of the Adviser since June 2019.

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Senior Managing Counsel of BNY Mellon since December 2020; Managing Counsel of BNY Mellon from March 2009 to December 2020, and an officer of 63 investment companies (comprised of 140 portfolios) managed by the the Adviser or an affiliate of the the Adviser. He is 52 years old and has been an employee of BNY Mellon since April 2004.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Managing Counsel of BNY Mellon since December 2019; Counsel of BNY Mellon from May 2016 to December 2019; Assistant Secretary of the Adviser since 2018; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015. She is an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 35 years old and has been an employee of the Adviser since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 52 years old and has been an employee of the Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (62 investment companies, comprised of 132 portfolios). He is 63 years old and has served in various capacities with the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor. She is an officer of 56 investment companies (comprised of 133 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 52 years old and has been an employee of the Distributor since 1997.

For More Information

BNY Mellon Large Cap Equity Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class A: DLQAX Class C: DEYCX Class I: DLQIX Class Y: DLACX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2021 BNY Mellon Securities Corporation 6535AR1220

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $72,676 in 2019 and $34,853 in 2020.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $13,847 in 2019 and $18,067 in 2020.  These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2019 and $0 in 2020.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $6,063 in 2019 and $6,446 in 2020.  These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held; and (iv) determination of Passive Foreign Investment Companies.  The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2019 and $0 in 2020.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $389 in 2019 and $0 in 2020.  These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2019 and $0 in 2020.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration.  The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $605,259 in 2019 and $1,264,899 in 2020.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Investment Funds V, Inc.

By:       /s/ David DiPetrillo

            David DiPetrillo

            President (Principal Executive Officer)

Date:    February 25, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ David DiPetrillo

            David DiPetrillo

            President (Principal Executive Officer)

Date:    February 25, 2021

By:       /s/ James Windels

            James Windels

            Treasurer (Principal Financial Officer)

Date:    February 25, 2021

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)